The words "First Investors" in a box across the top of the page.

FIRST INVESTORS
U.S. GOVERNMENT PLUS FUND

ANNUAL REPORT
DECEMBER 31, 2002

First Investors Logo

The words "A MEMBER OF THE FIRST INVESTORS FINANCIAL NETWORK" under the First Investors logo.

F16146



Portfolio Manager's Letter
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1ST FUND

Dear Investor:

For the year ended December 31, 2002, the Fund's return on a net asset value basis was 6.7%. In 2002, the Fund declared dividends from net investment income of 69.5 cents per share and also declared a capital gains distribution of 28.2 cents per share.

The Fund's holdings were almost exclusively Treasury STRIPS, which are zero coupon bonds. During 2002, the Fund's return was primarily the result of the fact that these securities, which are very sensitive to changes in interest rates, increased in price as interest rates declined. In addition, the investment performance of such securities is tied to their relative maturities, with those having the earliest maturities generating returns in line with cash or investments in commercial paper.

Because it is impossible to predict the future direction of the markets, particularly over the short term, there are certain basic investment principles that we encourage our clients to follow to reduce exposure to risk.* First, we encourage clients to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our clients to diversify their portfolios among stock funds, bond funds and money market funds. Third, we encourage our clients to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. It's important to note that systematic investment programs like dollar cost averaging do not assure a profit or protect against loss in declining markets. These types of plans involve regular investment in securities, regardless of fluctuating price levels. Investors should consider their financial ability to continue purchases through periods of low price levels.



Thank you for making the U.S. Government Plus Fund part of your investment strategy. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ EDWIN D. MISKA

Edwin D. Miska
Director of Equities
First Investors Management Company, Inc.
  and Co-Portfolio Manager**

/s/ CLARK D. WAGNER

Clark D. Wagner
Director of Fixed Income
First Investors Management Company, Inc.
  and Co-Portfolio Manager

January 31, 2003

 * There are a variety of risks associated with investing in mutual funds. For stock funds, the risks include market risk (the risk that the entire stock market will decline because of an event such as a deterioration in the economy or a rise in interest rates), as well as special risks associated with investing in certain types of stock mutual funds, such as small-cap, global and international funds. For bond funds, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole, or that the issuer will be unable to pay interest and/or principal when due. You should consult your prospectus for a precise explanation of the risks associated with your fund.

** Mr. Miska became the Director of Equities and Co-Portfolio Manager on April 11, 2002.



Cumulative Performance Information
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1ST FUND

Comparison of change in value of $10,000 investment in the First
Investors U.S. Government Plus Fund-- 1st Fund, the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long Term Treasury Index.

                          LEHMAN BROTHERS   LEHMAN BROTHERS
              GOVT PLUS      INTERMEDIATE         LONG TERM
               1st FUND    TREASURY INDEX    TREASURY INDEX
 Dec-92          $9,200           $10,000           $10,000
 Dec-93          10,985            10,822            11,725
 Dec-94           9,788            10,632            10,829
 Dec-95          12,627            12,164            14,153
 Dec-96          12,318            12,648            14,030
 Dec-97          13,439            13,620            16,145
 Dec-98          14,981            14,794            18,328
 Dec-99          14,214            14,855            16,726
 Dec-00          15,809            16,379            20,117
 Dec-01          17,003            17,716            20,963
 Dec-02          18,135            19,360            24,483

                   Average Annual Total Return*
               N.A.V. Only     S.E.C. Standardized
One Year          6.65%             (1.88%)
Five Years        6.18%              4.42%
Ten Years         7.03%              6.13%

  The graph compares a $10,000 investment in the First Investors U.S. Government Plus Fund-- 1st Fund beginning 12/31/92 with theoretical investments in the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long Term Treasury Index. The Lehman Brothers Intermediate Treasury Index is made up of all public obligations of the U.S. Treasury with maturities of less than 10 years. The Lehman Brothers Long Term Treasury Index is made up of all public obligations of the U.S. Treasury with maturities of 10 years or greater. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses that an investor would incur in purchasing securities in the Indices. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

* Average Annual Total Return figures (for the periods ended
  12/31/02) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 8.00%. During the periods shown, some expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (3.29%), 3.27% and 5.41%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Lehman Brothers Intermediate Treasury Index and Lehman Brothers Long Term Treasury Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1st FUND
December 31, 2002
-------------------------------------------------------------------------------------------------------
                                                                                                Amount
Principal                                                                                     Invested
   Amount                                                                                     For Each
       or                                                                                   $10,000 of
   Shares    Security                                                       Value           Net Assets
-------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT SECURITIES--95.4%
   $1,000M   Treasury STRIPS, due 11/15/2004 (cost $832,389)           $  970,785              $ 9,541
-------------------------------------------------------------------------------------------------------
             COMMON STOCKS--1.7%
             Consumer Discretionary--.4%
      150  * Movie Gallery, Inc.                                            1,950                   19
      100    Pier 1 Imports, Inc.                                           1,893                   19
-------------------------------------------------------------------------------------------------------
                                                                            3,843                   38
-------------------------------------------------------------------------------------------------------
             Consumer Staples--.2%
      100  * Chiquita Brands International, Inc.                            1,326                   13
      100  * Pathmark Stores, Inc.                                            507                    5
-------------------------------------------------------------------------------------------------------
                                                                            1,833                   18
-------------------------------------------------------------------------------------------------------
             Health Care--.5%
      100  * Centene Corporation                                            3,359                   33
      200  * Province Healthcare Company                                    1,946                   19
-------------------------------------------------------------------------------------------------------
                                                                            5,305                   52
-------------------------------------------------------------------------------------------------------
             Industrials--.1%
      100  * Mobile Mini, Inc.                                              1,567                   15
-------------------------------------------------------------------------------------------------------
             Information Technology--.5%
      150  * Intergraph Corporation                                         2,664                   26
      100  * Manhattan Associates, Inc.                                     2,366                   24
-------------------------------------------------------------------------------------------------------
                                                                            5,030                   50
-------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $17,210)                                17,578                  173
-------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $849,599)               97.1%            988,363                9,714
Other Assets, Less Liabilities                            2.9              29,124                  286
-------------------------------------------------------------------------------------------------------
Net Assets                                              100.0%         $1,017,487              $10,000
=======================================================================================================

* Non-income producing

See notes to financial statements




Statement of Assets and Liabilities
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1st FUND
December 31, 2002

---------------------------------------------------------------------------------------------
Assets
Investments in securities:
  At identified cost                                                              $   849,599
                                                                                  ===========
  At value (Note 1A)                                                              $   988,363
Cash                                                                                   38,840
Other assets                                                                            2,675
                                                                                  -----------
Total Assets                                                                        1,029,878
                                                                                  -----------
Liabilities
Investment securities purchased                                                         6,451
Distributions payable                                                                     754
Accrued expenses                                                                        4,653
Accrued advisory fees                                                                     533
                                                                                  -----------
Total Liabilities                                                                      12,391
                                                                                  -----------
Net Assets
                                                                                  $ 1,017,487
                                                                                  ===========

Net Assets Consist of:
Capital paid in                                                                   $   878,680
Accumulated net realized gain on investments                                               43
Net unrealized appreciation in value of investments                                   138,764
                                                                                  -----------
Total                                                                             $ 1,017,487
                                                                                  ===========
Shares of beneficial interest outstanding (Note 3)                                    118,438

Net Asset Value and Redemption Price Per Share
  (Net assets divided by shares of beneficial interest outstanding)                     $8.59
                                                                                        =====
Maximum Offering Price Per Share
  (Net asset value /.92)*                                                               $9.34
                                                                                        =====

* On purchases of $10,000 or more, the sales charge is reduced.

See notes to financial statements




Statement of Operations
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1st FUND
Year Ended December 31, 2002

---------------------------------------------------------------------------------------------
Investment Income
Interest income                                                                   $    85,399
                                                                                  -----------
Dividends income                                                                           10
                                                                                  -----------
Total income                                                                           85,409
                                                                                  -----------
Expenses (Notes 1 and 4):                                                         $        --
  Professional fees                                                                    11,948
  Advisory fee                                                                         10,435
  Shareholder servicing costs                                                           3,024
  Custodian fees                                                                          673
  Other expenses                                                                        1,129
                                                                                  -----------
Total expenses                                                                         27,209
Less: Expenses waived or assumed                                                      (15,480)
  Custodian fees paid indirectly                                                         (249)
                                                                                  -----------
Net expenses                                                                           11,480
                                                                                  -----------
Net investment income                                                                  73,929
                                                                                  -----------
Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain on investments                                                       30,439
Net unrealized depreciation of investments                                            (37,187)
                                                                                  -----------
Net loss on investments                                                                (6,748)
                                                                                  -----------
Net Increase in Net Assets Resulting from Operations                              $    67,181
                                                                                  ===========

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1st FUND
-------------------------------------------------------------------------------------------------

Year Ended December 31                                                   2002                2001
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
  Net investment income                                            $   73,929          $   76,927
  Net realized gain on investments                                     30,439              10,031
  Net unrealized depreciation of investments                          (37,187)             (7,989)
                                                                   ----------          ----------
    Net increase in net assets resulting from operations               67,181              78,969
                                                                   ----------          ----------
Distributions to Shareholders
  Net investment income                                               (73,929)            (76,929)
  Net realized gains                                                  (30,036)            (10,400)
                                                                   ----------          ----------
    Total distributions                                              (103,965)            (87,329)
                                                                   ----------          ----------
Trust Share Transactions *
Reinvestment of distributions                                         103,210              86,731
Cost of shares redeemed                                              (147,275)            (72,993)
                                                                   ----------          ----------
    Net increase (decrease) from trust share transactions             (44,065)             13,738
                                                                   ----------          ----------
Net increase (decrease) in net assets                                 (80,849)              5,378

Net Assets
  Beginning of year                                                 1,098,336           1,092,958
                                                                   ----------          ----------
  End of year                                                      $1,017,487          $1,098,336
                                                                   ==========          ==========
* Trust Shares Issued and Redeemed
  Issued for distributions reinvested                                  12,015               9,669
  Redeemed                                                            (16,045)             (7,791)
                                                                   ----------          ----------
    Net increase (decrease) in trust shares outstanding                (4,030)              1,878
                                                                   ==========          ==========

See notes to financial statements




Notes to Financial Statements
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1ST FUND
December 31, 2002

1. Significant Accounting Policies - First Investors U.S. Government Plus Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management investment company. The Trust operates as a series fund, currently issuing shares of beneficial interest of the 1st Fund (the "Fund") only. The Fund's objective is first to generate income, and, to a lesser extent, achieve long-term capital appreciation.

A. Security Valuation - Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded. Securities which have no sales on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices. The Treasury STRIPS in which the Fund invests are traded primarily in the over-the-counter market. Such securities are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers, or brokers, information with respect to market transactions in comparable securities, and other available information in determining values. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith under the direction of the Trust's officers in a manner specifically authorized by the trustees of the Trust.

B. Federal Income Taxes - No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve the Fund from all, or substantially all, federal income taxes.

C. Distributions to Shareholders - Distributions to shareholders are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for post-October capital losses.

D. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for common stocks and the amortized cost basis for Treasury STRIPS for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income (consisting of accreted discount) and estimated expenses are accrued daily. For the year ended December 31, 2002, the Fund's custodian has provided credits in the amount of $249 against custodian charges based on the uninvested cash balances of the Fund.

E. Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.



Notes to Financial Statements (continued)
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1ST FUND
December 31, 2002

2. Security Transactions - For the year ended December 31, 2002, purchases and sales of securities and long-term U.S. Government
Obligations, excluding short-term notes, were as follows:

                                               Long-Term
                       Securities     U S  Government Obligations
                       ----------     ---------------------------
Purchases                $18,624               $     --
Proceeds of sales          2,180                208,025

At December 31, 2002, the cost of investments for federal income tax purposes was $849,599. Accumulated net unrealized appreciation on investments was $138,764, consisting of $140,302 gross unrealized appreciation and $1,538 gross unrealized depreciation.

3. Trust Shares - The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of the Fund.

4. Advisory Fee and Other Transactions With Affiliates - Certain officers and trustees of the Trust are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Investors Federal Savings Bank ("FIFSB"), custodian of the Trust's individual retirement accounts ("IRA"). Trustees of the Trust who are not "interested persons" of the Trust as defined in the 1940 Act are remunerated by the Fund. For the year ended December 31, 2002, total trustees fees accrued by the Fund amounted to $300.

The Investment Advisory Agreement provides as compensation to FIMCO, an annual fee, payable monthly, at the rate of 1% of the first $200 million of the Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. Total advisory fees accrued to FIMCO for the year ended December 31, 2002, were $10,435 of which $4,174 was waived. In addition, expenses of $11,306 were assumed by FIMCO.

For the year ended December 31, 2002, shareholder servicing costs included $1,593 in transfer agent fees paid to ADM and $552 in IRA custodian fees paid to FIFSB.

5. Tax Components of Capital and Distributions to Shareholders -
Distributions to shareholders on a tax basis during the years ended December 31,2001 and 2002 were as follows:

                                   2001           2002
                                ----------     ----------
    Ordinary Income                $76,929        $73,929
    Long-Term Capital Gains         10,400         30,029
                                ----------     ----------
                                   $87,329       $103,965
                                ==========     ==========

As of December 31, 2002, the components of distributable earnings on a tax basis were $138,807 consisting of $43 of accumulated capital gains and $138,764 of unrealized appreciation.



Financial Highlights
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1st FUND

The following table sets forth the operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

                                          -----------------------------------------------------
                                                           Year Ended December 31
                                          -----------------------------------------------------
                                            2002       2001       2000       1999       1998
                                          --------   --------   --------   --------   ---------
Per Share Data
--------------
Net Asset Value, Beginning of Year          $ 8.97     $ 9.06     $ 8.88     $10.23      $10.25
                                          --------   --------   --------   --------   ---------
Income from Investment Operations:
  Net Investment Income                       .695       .682       .680       .681        .723

  Net Realized and Unrealized Gain
  (Loss) on Investments                      (.098)      .002       .317     (1.205)       .453
                                          --------   --------   --------   --------   ---------
    Total from Investment Operations          .597       .684       .997     (0.524)      1.176
                                          --------   --------   --------   --------   ---------

Less Distributions from:
  Net Investment Income                       .695       .682       .681       .681        .723
  Net Realized Gain                           .282       .092       .136       .145        .473
                                          --------   --------   --------   --------   ---------
    Total Distributions                       .997       .774       .817       .826       1.196
                                          --------   --------   --------   --------   ---------
Net Asset Value, End of Year                $ 8.59     $ 8.97     $ 9.06     $ 8.88      $10.23
                                          ========   ========   ========   ========   =========
Total Return (%)+                             6.65       7.55      11.22      (5.12)      11.47
-----------------

Ratios/Supplemental Data
------------------------
Net Assets, End of Year (in thousands)      $1,017     $1,098     $1,093     $1,090      $1,235

Ratio to Average Net Assets (%)*:
  Expenses                                    1.10       1.10       1.10       1.10        1.10
  Net Investment Income                       7.08       7.04       7.18       6.65        6.35

Ratio to Average Net Assets
Before Expenses
Waived or Assumed (%):
  Expenses                                    2.61       2.24       2.26       2.08        1.93
  Net Investment Income                       5.57       5.90       6.02       5.67        5.52

Portfolio Turnover Rate (%)                      2          0          0          1           1

+ Calculated without sales charges
* Net of expenses waived or assumed (Note 4)

See notes to financial statements




Independent Auditors' Report

To the Shareholders and Trustees of
First Investors U.S. Government Plus Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the 1st Fund of First Investors U.S. Government Plus Fund as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the 1st Fund of First Investors U.S. Government Plus Fund as of December 31, 2002, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                  Tait, Weller & Baker

Philadelphia, Pennsylvania
February 3, 2003



FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1ST FUND
Trustees and Officers*

                         Position(s)
                         Held with                Principal                Number of        Other
                         Funds and                Occupation(s)            Portfolios in    Trusteeships/
                         Length of                During Past              Fund Complex     Directorships
Name, Age and Address    Service                  5 Years                  Overseen         Held
--------------------     ------                   -------                  --------         ----
DISINTERESTED TRUSTEES

Robert M. Grohol 70      Director/Trustee         None/Retired             50               None
263 Woodland Road        since 6/30/00
Madison, NJ 07940

Rex R. Reed 80           Director/Trustee         None/Retired             50               None
259 Governors Drive      since 3/31/84
Kiawah Island, SC 29455

Herbert Rubinstein 81    Director/Trustee         None/Retired             50               None
695 Charolais Circle     since 9/20/79
Edwards, CO 81632

James M. Srygley 70      Director/Trustee         Owner                    50               None
39 Hampton Road          since 1/19/95            Hampton
Chatham, NJ 07928                                 Properties

Robert F. Wentworth 73   Director/Trustee         None/Retired             50               None
217 Upland Downs Road    since 10/15/92
Manchester Center, VT
05255




FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1ST FUND
Trustees and Officers* (continued)

                         Position(s)
                         Held with                Principal                Number of        Other
                         Funds and                Occupation(s)            Portfolios in    Trusteeships/
                         Length of                During Past              Fund Complex     Directorships
Name, Age and Address    Service                  5 Years                  Overseen         Held
--------------------     ------                   -------                  --------         ----
INTERESTED TRUSTEES**

Glenn O. Head 77         Director/Trustee         Chairman of              50               None
c/o First Investors      since 1968               First Investors
Management Company, Inc.                          Corporation,
95 Wall Street                                    Chairman of
New York, NY 10005                                First Investors
                                                  Consolidated
                                                  Corporation,
                                                  Chairman of
                                                  First Investors
                                                  Management
                                                  Company, Inc.,
                                                  Chairman of
                                                  Administrative Data
                                                  Management Corp.,
                                                  and officer of
                                                  other affiliated
                                                  companies.***

Kathryn S. Head 47       Director/Trustee         Vice President           50               None
c/o First Investors      since 3/17/94            of First Investors
Management Company, Inc.                          Corporation,
581 Main Street          President                President of
Woodbridge, NJ 07095     since 11/15/01           First Investors
                                                  Consolidated
                                                  Corporation,
                                                  President of
                                                  First Investors
                                                  Management
                                                  Company, Inc.,
                                                  President of
                                                  Administrative Data
                                                  Management Corp.,
                                                  Chairman of
                                                  First Investors
                                                  Federal Savings
                                                  Bank and
                                                  officer of
                                                  other affiliated
                                                  companies.***

Larry R. Lavoie 55       Director/Trustee         General Counsel          50               None
c/o First Investors      since 9/17/98            First Investors
Management Company, Inc.                          Corporation
95 Wall Street                                    and other
New York, NY 10005                                affiliated
                                                  companies.***

John T. Sullivan 70      Director/Trustee         Of Counsel               50               None
c/o First Investors      since 9/20/79            Hawkins,
Management Company, Inc.                          Delafield &
95 Wall Street                                    Wood; Director
New York, NY 10005                                and Chairman
                                                  of Executive
                                                  Committee of
                                                  First Investors
                                                  Corporation.

  * Each Trustee/Director serves for an indefinite term with the Funds, until his/her successor is elected.

 ** Mr. Head and Ms. Head are interested trustees/directors because (a) they are indirect owners of more than 5% of the voting stock of the adviser and principal underwriter of the Funds, and (b) they are officers, directors and employees of the adviser and principal underwriter of the Funds. Ms. Head is an officer of the Funds and the daughter of Mr. Head. Mr. Lavoie is an interested trustee/director of the Funds because he is an officer of the adviser and principal underwriter of the Funds. Mr. Sullivan is an interested trustee/director because he is a director and Chairman of the Executive Committee of First Investors Corporation.

*** Other affiliated companies consist of: First Investors Realty
    Company, Inc., First Investors Life Insurance Company, First Investors
    Leverage Corporation, Route 33 Realty Corporation, First Investors
    Credit Funding Corporation, N.A.K. Realty Corporation, Real Property
    Development Corporation, School Financial Management Services, Inc.,
    First Investors Federal Savings Bank, First Investors Credit Corporation and First Investors Resources, Inc.



FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1ST FUND
Trustees and Officers* (continued)

                         Position(s)
                         Held with                Principal                Number of        Other
                         Funds and                Occupation(s)            Portfolios in    Trusteeships/
                         Length of                During Past              Fund Complex     Directorships
Name, Age and Address    Service                  5 Years                  Overseen         Held
--------------------     ------                   -------                  --------         ----
OFFICERS WHO ARE NOT TRUSTEES

Joseph I. Benedek 45     Treasurer                Treasurer                50               None
c/o First Investors      since 1988               and Principal
Management Company, Inc.                          Accounting Officer
581 Main Street
Woodbridge, NJ 07095

Concetta Durso 71        Vice President           Vice President of        50               None
c/o First Investors      and Secretary            First Investors
Management Company, Inc. since 1984               Management
95 Wall Street                                    Company, Inc.
New York, NY 10005                                and Secretary
                                                  of the
                                                  First Investors
                                                  Family of
                                                  Funds



FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

Shareholder Information

Investment Adviser
First Investors Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY  10286

Transfer Agent
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Auditors
Tait, Weller & Baker
1818 Market Street
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.